As filed with the Securities and Exchange Commission on November 9, 2007
File No. 33-81396
File No. 811-08614

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:		[X]

Pre-Effective Amendment No. ___		[ ]

Post-Effective Amendment No. 24		[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:		[X]

Amendment No. 25		X]

(Check Appropriate Box or Boxes)

BRANDES INVESTMENT TRUST

(formerly Brandes International Fund)
(Exact Name of Registrant as Specified in Charter)

11988 El Camino Real, Suite 500
San Diego, California 92130
(Address of Principal Executive Office)
(619) 755-0239
(Registrant's Telephone Number, Including Area Code)

MICHAEL GLAZER
c/o Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
(check appropriate box)

[   ] immediately upon filing pursuant to Rule 485(b)
[   ] on (date) pursuant to Rule 485(b)
[   ] 60 days after filing pursuant to Rule 485(a)(1)
[   ] on (date) pursuant to Rule 485(a)(1)
[   ] 75 days after filing pursuant to Rule 485(a)(2)
[X] on January 1, 2008 pursuant to Rule 485(a)(2)

If appropriate check this box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

________________

BRANDES

________________

BRANDES INSTITUTIONAL CORE PLUS FIXED INCOME FUND

BRANDES INSTITUTIONAL ENHANCED INCOME FUND

Prospectus

___________, 2008

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.  It is a criminal offense to state otherwise.

BRANDES INSTITUTIONAL CORE PLUS FIXED INCOME FUND
BRANDES INSTITUTIONAL ENHANCED INCOME FUND

This important section summarizes the Funds’ investments, risks, and fees.	RISK RETURN SUMMARY AND FUND EXPENSES	3
This section provides details about the Funds’ fees and expenses.	FEES AND EXPENSES	9
This section provides information about the prior performance of accounts managed by the Advisor with investment objectives, policies and strategies similar to the Funds.	PRIOR PERFORMANCE OF THE ADVISOR	11
This section provides details about the Funds’ investment strategies and risks.	INVESTMENT OBJECTIVES, POLICIES AND RISKS Investment Policies Main Risks Short-Term Investments Other Investment Techniques and Restrictions Portfolio Holdings	13 13 15 15 15 15
Review this section for information about the organizations and people who oversee the Funds.	FUND MANAGEMENT The Investment Advisor Portfolio Managers Other Service Providers	18 18 18 22
This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Purchasing and Adding to Your Shares
Exchanging Your Shares
Selling Your Shares
Policy on Disruptive Trading
Fair Value Pricing
Shareholder Service Plan
    Distribution Plan
Dividends, Distributions and Tax Status

		23 23 23 26 26 27 28 29 29 29
Review this section for details on selected financial statements of the Funds.	FINANCIAL HIGHLIGHTS	30
	PRIVACY NOTICE
This section summarizes the ratings used by the major credit rating agencies.	APPENDIX A: Summary of Credit Ratings	A-1

RISK/RETURN SUMMARY AND FUND EXPENSES

BRANDES INSTITUTIONAL CORE PLUS FIXED INCOME FUND

Investment Objective:	Brandes Institutional Core Plus Fixed Income Fund seeks to maximize total return, consisting of both current income and capital appreciation.

Principal Investment Strategies:
The Fund actively manages a diversified portfolio comprised primarily of debt securities. These include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed securities, collateralized mortgage obligations and asset-backed debt securities.

Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), generally uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio. The Fund invests in debt securities that can be purchased at a price or yield premium over U.S.Treasury securities (or other risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value. The Advisor’s assessment of intrinsic value is based upon an analysis of the issuers’ ability to repay, the quality of the collateral (if any), liquidity, and other factors. The Advisor may also employ other types of analysis in assessing the attractiveness of a security, relying on present day pricing information, roll-down analysis, comparisons of a security’s yield with yields offered by other securities of similar quality and average life, and scenario analysis.

The Fund invests in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). The Advisor deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s Investor Service, Inc.(“Moody’s”), Standard & Poor’s Corporation (“Standard & Poor’s”), or Fitch Ratings, Ltd. (“Fitch”), or any security that has been determined by the Advisor to be of comparable quality, to be investment grade. At least 75% of the Fund’s total assets must be investment grade, measured at the time of purchase. Non-investment grade securities may be rated as low as D, may be in default of payment of principal and/or interest, or may not be rated.

Although the Fund invests in debt securities of any maturity, under normal market conditions the Advisor seeks to maintain the duration of the Fund’s portfolio within 10% (above or below) the duration of the Lehman Brothers U.S. Aggregate Index.

The Fund will invest predominantly in dollar-denominated debt obligations.  However, the Fund may invest up to 25% of its total fixed income assets in non-U.S. dollar securities measured at the time of purchase, and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.

As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating.

Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar.

The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Who May Want to Invest?
Shares of the Fund may be purchased by institutional investors, including employee benefit plans, foundations, endowments, corporate and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor, and certain investment advisors or financial planners and their clients.

Consider investing in the Fund if you:
● want regular income with potential returns in excess of the returns of the Lehman Brothers U.S. Aggregate Index
● want professional portfolio management ● are investing for long-term goals

The Fund is not appropriate for anyone seeking: ● a short-term investment

Minimum initial investment: $5,000,000 (subject to waiver by the Distributor for certain institutional and other investors)
See “Shareholder Information” on page 23 for additional information.

BRANDES INSTITUTIONAL ENHANCED INCOME FUND

Investment Objective:	Brandes Institutional Enhanced Income Fund seeks to maximize total return, consisting of both current income and capital appreciation.

Principal Investment Strategies:	The Fund actively manages a diversified portfolio comprised approximately 70% of debt securities and 30% of equity securities. Its debt obligations include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed securities, collateralized mortgage obligations and asset-backed debt securities. Its equity securities include common and preferred stocks of U.S. and foreign companies and securities convertible into such stocks.

The Advisor generally uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio. The Fund invests in debt securities that can be purchased at a price or yield premium over U.S. Treasury securities (or other risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value. The Advisor’s assessment of intrinsic value is based upon an analysis of the issuers’ ability to repay, the quality of the collateral (if any), liquidity, and other factors. The Advisor may also employ other types of analysis in assessing the attractiveness of a security, relying on present day pricing information, roll-down analysis, comparisons of a security’s yield with yields offered by other securities of similar quality and average life, and scenario analysis. It invests in equity securities that the Advisor believes are priced below their long-term intrinsic values based upon fundamental research.

The Fund invests in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). The Advisor deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Advisor to be of comparable quality, to be investment grade. At least 75% of the Fund’s total assets must be investment grade, measured at the time of purchase. Non-investment grade securities may be rated as low as D, may be in default of payment of principal and/or interest, or may not be rated.

Although the Fund invests in debt securities of any maturity, under normal market conditions the Advisor seeks to maintain the duration of the Fund’s portfolio within 10% (above or below) the duration of the Lehman Brothers Aggregate Index.

The Fund’s equity investments are generally issued by U.S. and foreign companies whose market capitalizations (market value of publicly traded securities) rank in the top 250 companies worldwide.

The Fund’s portfolio is not subject to any specific geographic diversification requirements. Countries in which the Fund may invest include the United States and the nations of Europe, North and South America, Australia, Africa and Asia. Generally no more than 10% of the value of the Fund’s total equity assets, measured at the time of purchase, may be invested in equity securities of companies located in emerging securities markets throughout the world. The Fund may invest up to 25% of its total fixed income assets measured at the time of purchase in non-U.S. dollar securities, and may engage in currency hedging.

The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.

Principal Investment Risks:	Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

The income on and values of the Fund’s fixed income investments will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the average portfolio maturity of the Fund’s fixed income portfolio and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any fixed income security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating.

Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

The values of the Fund’s equity investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar.

The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Who May Want to Invest?
Shares of the Fund may be purchased by or on behalf of institutional investors, including employee benefit plans, foundations, endowments, corporate and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor, and certain investment advisors or financial planners and their clients.

Consider investing in the Fund if you:

● want regular income with potential capital appreciation through limited exposure to equities worldwide
● want professional portfolio management
● are investing for long-term goals

The Fund is not appropriate for anyone seeking:
● safety of principal
● a short-term investment

Minimum initial investment: $5,000,000 (subject to waiver by the Distributor for certain institutional and other investors) See “Shareholder Information” on page 23 for additional information.

FEES AND EXPENSES

Because the Funds are new, they do not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices.  Performance information will be available after the Funds have been in operation for one calendar year.

Fees and Expenses

The Funds have three classes of shares – Class I shares for institutional investors, Class E shares which pay service fees to intermediaries providing non-distribution services to their clients who own shares of the Funds, and Class S shares which pay intermediaries fees for providing distribution and non-distribution services to their clients who own shares of the Funds.  Class S shares are not currently being sold.

As an investor in a Fund, you will pay the following fees and expenses based on an estimate of the Fund’s first fiscal period.  Annual Fund operating expenses are paid out of Fund assets and are reflected in its share price.  If you purchase shares though a bank, broker or other investment representative, they may charge you an account-level fee for additional services provided to you in connection with your investment in the Fund.

Shareholder Fees (fees paid directly from your investment)	Core Plus Fund			Enhanced Income Fund
	Class I	Class E	Class S	Class I	Class E	Class S
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Maximum Contingent Deferred Sales Charge	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual Fund Operating Expenses* (fees paid from Fund assets)
Management fees	0.35%	0.35%	0.35%	0.40%	0.40%	0.40%
Distribution (rule 12b-1) fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Other expenses
Shareholder service fees	0.05%	0.25%	0.25%	0.05%	0.25%	0.25%
Other expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Total Other expenses	0.20%	0.40%	0.40%	0.20%	0.40%	0.40%

Total annual Fund operating expenses	0.55%	0.75%	1.00%	0.60%	0.80%	1.05%
Fee waiver/expense reimbursement	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Net annual Fund operating expenses	0.50%	0.70%	0.95%	0.55%	0.75%	1.00%

*    The Advisor has agreed with Brandes Investment Trust to limit each Fund’s Class I, Class E and Class S annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to such Classes through the Fund’s fiscal year ended December 31, 2008: Core Plus Fund -- 0.50%, 0.70% and 0.95%, respectively; Enhanced Income Fund – 0.55%, 0.75%, and 1.00%, respectively.

Use the following tables to compare fees and expenses of the Funds with those of other funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 investment in the Fund
•	5% annual return
•	all distributions are reinvested
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses
•	reimbursement of fees and expenses as indicated above

Because these examples are hypothetical and for comparison only, your actual costs may be different.

Expense Examples

	1 Year	3 Years
Core Plus Fund – Class I	$51	$171
Core Plus Fund – Class E	$72	$235
Core Plus Fund – Class S	$97	$313

Enhanced Income Fund – Class I	$56	$187
Enhanced Income Fund – Class E	$77	$250
Enhanced Income Fund – Class S	$102	$329

PRIOR PERFORMANCE OF CORE PLUS ACCOUNTS

The following tables set forth composite performance data relating to the historical performance of private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Core Plus Fund.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Funds.  Investors should not consider this performance data as an indication of future performance of the Funds or of the Advisor.

The composite performance data shown below were calculated in accordance with Global Investment Performance Standards (“GIPS”™)*.  The composite includes all actual, fee-paying and non-fee-paying, fully discretionary private accounts (other than “wrap fee” program accounts) with assets of $1 million or more managed for at least one month by the Advisor (as well as one pooled account in each composite which was fully funded at inception) for the periods indicated below that have investment objectives, policies, strategies and risks substantially similar to those of the Core Plus Fund.  Cash and equivalents are included in the performance returns.

All returns presented were calculated on a time-weighted and asset-weighted total return basis, including reinvestment of all dividends, interest and income, and realized and unrealized gains and losses. Gross returns do not give effect to investment advisory fees, which would reduce such returns.  Net returns are net of assumed Class I general fund operating expenses of 0.50% of average daily net assets.  All returns are net of brokerage commissions, execution costs and any applicable foreign withholding taxes, without provision for federal or state income taxes (if any).

The private accounts that are included in the composite are not subject to the same types of expenses to which the Core Plus Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code.  Consequently, the performance results for the composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

GIPS standards for the calculation of total return differ from the standards required by the Securities and Exchange Commission for calculation of average annual total return.  Investors should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

_______________________

*GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

Core Plus Fixed Income Composite Quarterly Returns

		Brandes Core Plus Fixed Income Composite Accounts							Lehman Brothers U.S. Aggregate Index[1]
Year		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	#Accts	$mil	YTD
2007	NET	1.59%	-0.63%			0.95%	9	151.3	0.98%
	GROSS	1.72	-0.51			1.20
2006	NET	0.69	0.41	3.76%	2.28%	7.29	4	36.1	4.33
	GROSS	0.81	0.54	3.89	2.41	7.83
2005	NET	-0.20	3.09	-0.02	0.34	3.21	2	24.2	2.43
	GROSS	-0.08	3.22	0.10	0.50	3.76
2004	NET	2.57	-1.28	3.62	2.04	7.07	2	23.4	4.34
	GROSS	2.70	-1.16	3.75	2.16	7.60
2003	NET	2.41	7.30	1.24	2.23	13.73	1	4.9	4.10
	GROSS	2.54	7.44	1.37	2.35	14.30
2002	NET	-0.64	1.35	2.52	2.60	5.92	1	7.3	10.25
	GROSS	-0.52	1.48	2.65	2.73	6.45
2001	NET	3.44	0.75	3.59	0.58	8.60	1	6.9	8.44
	GROSS	3.57	0.88	3.72	0.71	9.14
2000	NET	2.14	1.84	2.87	2.68	9.88	1	5.4	11.63
	GROSS	2.27	1.97	3.00	2.81	10.43

Core Plus Fixed Income Composite Annualized Returns
Periods Ending June 30, 2007

		Since Inception (6/30/00)	7 Years	5 Years	3 Years	1 Year
NET	Brandes Core Plus Fixed Income Composite Accounts	7.50%	7.45%	7.44%	5.73%	7.14%
	Lehman Brothers U.S. Aggregate Index[1]	6.15%	6.01%	4.48%	3.98%	6.12%
	Relative Performance	1.35%	1.44%	2.96%	1.76%	1.02%

GROSS	Brandes Core Plus Fixed Income Composite Accounts	8.04%	7.99%	7.99%	6.27%	7.67%
	Lehman Brothers U.S. Aggregate Index[1]	6.15%	6.01%	4.48%	3.98%	6.12%
	Relative Performance	1.89%	1.98%	3.51%	2.29%	1.55%

1  The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of more than 5,000 taxable U.S. government, investment-grade corporate and mortgage backed securities.  Securities must be dollar-denominated. public issues with at least $250 million par amount outstanding.  Securities must be rated investment grade (Baa3 or better).  For purposes of inclusion in the Index, securities are deemed by Lehman Borthers to be investment grade if a majority of the ratings assigned (if any) by Moody’s, Standard & Poor’s, and Fitch are BBB- (or its equivalent) or higher.  The Index does not reflect the deduction of fees and expenses associated with a mutual fund.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Funds’ investment objectives are indicated under “Risk/Return Summary and Fund Expenses” above.  The Funds seek to maximize total return, consisting of both current income and capital appreciation.

Debt Securities

Both the Enhanced Income Fund and the Core Plus Fund invest primarily in debt securities.  Generally, substantially all of the Enhanced Income Fund’s assets and approximately 70% of the Enhanced Income Fund’s assets are invested in such securities (while the Advisor has some flexibility to vary this percentage, and market price action may also impact the ratio, the debt portion of the Core Plus portfolio is likely to remain in the 65% - 75% range).

      The Advisor will generally use the principles of value investing to analyze and select debt securities for each Fund’s investment portfolio. These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, and debt-to-EBITDA ratio in evaluating the securities of a particular issuer.  The Advisor does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates. The Funds invest in debt securities that can be purchased at a price or yield premium over U.S. Treasury securities (or other risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value. The assessment of intrinsic value is based upon an analysis of the issuers’ ability to repay, the quality of the collateral (if any), liquidity, and other factors. The Fund may also employ other types of analysis in assessing the attractiveness of a security, relying upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced.  Although each Fund uses an Index as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the Index from time to time.

Each Fund invests in a diversified portfolio (generally approximately 60-150 positions) of debt securities.  These include debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed and asset-backed debt securities.  Each Fund limits its exposure to any single issuer of a security to 5% of the Fund’s total fixed income assets, cash and cash equivalents measured at the time of purchase – except that there is no limit on U.S. Treasury obligations and a limit of 30% of total Fund assets on the direct obligations of any single U.S. agency.  In addition, the Enhanced Income Fund’s investment in each of mortgage-backed securities, asset-backed securities and corporate debt obligations is limited to 60% of its total fixed income assets measured at the time of purchase.

           Each Fund invests in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). The Advisor deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Advisor to be of comparable quality, to be investment grade. At least 75% of the Fund’s total assets must be investment grade, measured at the time of purchase. Non-investment grade securities may be rated as low as D, may be in default of payment of principal and/or interest, or may not be rated.

Each Fund may invest in debt instruments of any maturity.  The Adviser uses a modified duration measure (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates.  The average portfolio duration of each Fund typically will vary, but under normal market conditions the Advisor will seek to constrain the average to a range 10% above or below the duration of the Fund’s benchmark Index.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Each Fund may invest up to 25% of its total fixed income assets in non-U.S. dollar securities.  Each Fund will invest in new issue, mortgage-backed securities on a "when issued" basis (known as "TBA securities").  An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually one or two months after investment, upon which the investment is settled. Under normal circumstances, the investment never settles.  Rather, in the month of settlement, the commitment to accept delivery is "rolled" forward to a subsequent month.  This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security.

Equity Securities

The Enhanced Income Fund normally invests approximately 30% of its assets in equity securities.  While the Advisor has some flexibility to vary this proportion, and market price action may also impact the ratio, the equity portion of the Fund is likely to remain in the range of 25% to 35% of its total assets.  Equity securities include common stocks, preferred stocks and securities convertible into such stocks.

The Fund’s equity investments are generally issued by U.S. and foreign companies whose market capitalizations (market value of publicly traded securities) rank in the top 250 companies worldwide (as of October 31, 2007, market capitalizations in excess of $33.7 billion).

The Fund’s portfolio is not subject to any specific geographic diversification requirements.  Countries in which the Fund may invest include the United States and the nations of Europe, North and South America, Australia, Africa and Asia.  Generally no more than 10% of the value of the Fund’s total equity assets measured at the time of purchase, may be invested in equity securities of companies located in emerging securities markets throughout the world.  With respect to Fund investments in any particular country or industry, the Fund may typically invest its equity component up to the greater of either (a) 35% in any particular country or industry at the time of purchase, or (b) 200% of the weighting of such country or industry as represented in the S&P/Citigroup World $25 Billion+ Index at the time of purchase.

The Advisor selects stocks for the Fund based on their individual merits and not their geographic locations.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Fund’s equity assets in a country whose stock market, at the time, comprises a large portion of a published foreign sock market index.  At the same time, the Advisor may invest the Fund’s assets in countries whose representation in the index is small or non-existent.

The Advisor uses the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis.  Applying this philosophy, the Advisor views stocks as small pieces of businesses for sale.  It seeks to purchase a diversified group of these business when they are undervalued – at prices its research indicates are well below their true long-term, or intrinsic, values.  By purchasing stocks whose current prices it believes are considerably below their intrinsic values, the Advisor believes it can buy not only a possible margin-of-safety against price declines, but also an attractive opportunity for profit over the business cycle.

Derivative Instruments

Each Fund may, but is not required to, use derivative instruments for risk management purposes or otherwise as part of its investment strategies.  Generally, derivatives are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).   A Fund typically will use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk.  The Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by either Fund will succeed.

Short-Term Investments

Each Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Funds may not achieve their investment objective.

Other Investment Techniques and Restrictions

The Funds will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the SAI.  Like a Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Sale of Securities

 A Fund will typically sell a portfolio security when the Advisor’s research process identified a significantly better investment opportunity.  A Fund may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the fixed income portfolio of the Fund.  At the time of purchase the Advisor generally intends to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years.  If a Fund has “when issued” activity, its portfolio turnover will typically be 200%-600% per year; excluding rolling activity, the turnover will typically be 50%-100% per year.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Fund’s Statement of Additional Information.

The most recent information about a Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

Main Risks

The Advisor will apply the investment techniques described above in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.  The value of your investment in each Fund will fluctuate, which means you could lose money.  You should consider an investment in either Fund as a long-term investment.

Interest Rates Risk

The income generated by debt securities owned by a Fund will be affected by changing interest rates.  In addition, as interest rates rise the values of fixed income securities held by a Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in a Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk

Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by a Fund may decline in response to adverse developments with respect to the issuer.  In addition, a Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives (e.g. options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

High Yield Risk

As a result of its investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), a Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, a Fund may lose its entire investment in the security.

Mortgage Risk

Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Equity Securities

The values of equity securities fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile – likely to go up or down in price, sometimes suddenly – and are riskier than some other forms of investment, such as short-term high grade fixed income securities.

Risks of International Investing

Investments in foreign securities involve special risks.  Investments in securities issued by entities outside the United States may be affected by conditions affecting local or regional political, social or economic instability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; and differing securities market structures and practices.  Because each Fund may invest in securities payable in foreign (non-U.S.) currencies, it is also subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.

Emerging Markets and Related Risks

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar. The economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, investors may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in come markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which a Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause a Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Funds’ incurring additional costs and delays in the transportation and custody of such securities.

Derivative Risks

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk.  They also involve the risk of mispricing or improper valuation, risks inherent to fluctuating markets, portfolio management risks, the risk of imperfect documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  When investing in a derivative instrument, a Fund could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  In addition, a Fund’s use of derivatives may increase the taxes payable by shareholders.

FUND MANAGEMENT

Each Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P. (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of September 30, 2007, the Advisor managed approximately $121.7 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for each Fund, including determining which securities are bought and sold. The Advisor also provides certain officers for the Trust.  For its services, the Core Plus and Enhanced Income Funds will pay the Advisor a fee, accrued daily and paid monthly, at an annualized rate of 0.35% and 0.40%, respectively, of the Fund’s average net assets. A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement with the Advisor will be available in the Funds’ semi-annual reports to shareholders for the period ending June 30, 2008.

 The Advisor has agreed to waive management fees and reimburse operating expenses of the Funds to the extent necessary to ensure that the expenses of each Fund’s Class I, Class E and Class S shares, including repayment of previous waivers, do not exceed following percentages of the Fund’s average daily net assets attributable to such Classes through the Fund’s fiscal year ended December 31, 2008: Core Plus Fund -- 0.50%, 0.70% and 0.95%, respectively; Enhanced Income Fund – 0.55%, 0.75%, and 1.00%, respectively (each an “Expense Cap”).  For this purpose, operating expenses do not include taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.  The Trust has agreed that the amount of any waiver or reimbursement with respect to a Class of shares of a Fund will be repaid by the Fund to the Advisor before the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of that Class to exceed the Class’ Expense Cap for the fiscal year in which the waived or reimbursed expenses were incurred.

Portfolio Managers

Each Fund’s investment portfolio is team-managed by investment committees of the Advisor, whose members are senior portfolio management professionals of the firm.

Fixed Income Portfolios

All investment decisions for the Funds’ fixed income portfolios are the responsibility of the Advisor’s Fixed Income Investment Committee.  The members of the Committee are Charles S. Gramling, CFA, David J. Gilson, CFA, and Clifford Schireson.

	Title	Length of Service with the Funds	Business Experience During the Past Five Years

Clifford Schireson	Director – Institutional Services	Since 2008
Clifford Schireson
Director - Institutional Services
Cliff is the director of institutional services.  His responsibilities involve developing and servicing relationships with institutional investment consultants and advisors.  Cliff is also co-head of the Brandes Fixed Income Group and is a member of the Fixed Income Investment Committee.  Before joining Brandes, Cliff was a managing director at an international investment advisor, where he was a senior relationship manager and fixed income product specialist.  Previously, he was a portfolio manager at a mezzanine and private equity fund.  Prior to that Cliff worked in corporate finance, specializing in private placements of debt and other high yield securities with institutional investors.  He earned his AB in economics from Stanford University and his MBA from Harvard Business School.  Cliff has 26 years of investment experience.

Director – Institutional Services, Brandes Investment Partners 2004 – Present
Managing Director, Robeco USA, LLC, 1998 – 2004

Charles Gramling, CFA	Director of Fixed Income	Since 2008
Charles S. Gramling, CFA
Director of Fixed Income
Chuck is co-head of the Fixed Income Group and a member of the Fixed Income Investment Committee. Prior to joining Brandes, he was a senior vice president and portfolio manager with an investment management firm, where he primarily managed insurance, reinsurance, and co-mingled fixed income portfolios, and led teams of investment professionals dedicated to monitoring and trading various sectors of the fixed income market. Prior to that, Chuck provided accounting and financial management services to the portfolio companies of a mezzanine finance company. Chuck also has public accounting experience. He earned his BS in accounting from Marquette University and is a member of the Milwaukee Investment Analyst Society. He has 13 years of investment experience.

Director of Fixed Income, Brandes Investment Partners 2005 –
Present
Fixed Income Portfolio Manager, Brandes Investment Partners 1999-2004

David Gilson, CFA	Fixed Income Associate Portfolio Manager/Analyst	Since 2008
David J. Gilson, CFA
Associate Portfolio Manager/Analyst
Dave is an associate portfolio manager and analyst for the Brandes Fixed Income Group. He is also a member of the Fixed Income Investment Committee.  Prior to joining Brandes, Dave was a consultant to corporations in turnaround situations and was the CFO of a small consumer product business. Previously, he was a bond analyst covering high yield media & telecommunications credits for an investment banking firm. Dave was also an associate fund manager and senior analyst responsible for high yield funds and an equity hedge fund at a financial advisory firm. He earned his BBA from Baylor University and is a member of the Milwaukee Investment Analyst Society. He has 18 years of investment experience.

Fixed Income Associate Portfolio Manager/Analyst, Brandes Investment Partners 2002 – Present
President, VALUE Restoration, Inc. 2001 - 2002
Chief Financial Officer, James Page Brewing Company 1999-2001

Equity Portfolio

All investment decisions for the Enhanced Income Fund’s equity portfolio are the responsibility of the Advisor’s Large Cap Investment Committee.  The members of the Committee are Glenn R. Carlson, Brent V. Woods, William Pickering, Amelia Maccoun Morris, Douglas C. Edman, W. James Brown, Keith Colestock, and Bent Fredberg.

	Title	Length of Service with the Funds	Business Experience During the Past Five Years

Glenn Carlson	Chief Executive Officer	Since 2008
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the firm’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives. As CEO, he has responsibility for monitoring progress toward plan objectives and managing the firm’s functional areas. He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 23 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	Managing Director – Investments	Since 2008
Brent V. Woods, CFA
Managing Director - Investments
Brent is a member of the firm’s Executive Committee, contributing to strategic decisions and guiding the firm toward its vision and objectives. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, he is a member of the firm’s Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has 11 years of investment experience.

Managing Director – Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

William Pickering	Director – Investments	Since 2008
William Pickering, CFA
Director - Investments
Bill is a member of the Investment Oversight Committee and a voting member of three of the firm’s investment committees (Large Cap, Small Cap, and Emerging Markets). Before joining Brandes, Bill worked as a registered representative at various financial service companies. Bill earned his BA and MBA degrees in finance from San Diego State University. He is a member of the Financial Analysts Society of San Diego. He has 23 years of investment experience.

Director – Investments, Brandes Investment Partners 1998-Present
Analyst, Brandes Investment Partners 1996-1998
Vice President, Brandes Investment Partners 1993-1996
Portfolio Manager, Brandes Investment Management 1991-1993

Amelia Morris	Director – Investments	Since 2008
Amelia Maccoun Morris, CFA
Director - Investments
Amelia is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Committee. Prior to joining Brandes, Amelia worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 18 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Douglas Edman	Director – Investments	Since 2008
Douglas C. Edman, CFA
Director - Investments
Doug is a senior analyst and a voting member of the Large Cap and Emerging Markets Investment Committees. He leads the firm’s research efforts in the basic materials sector and performs research in the oil and gas sectors. Before joining Brandes, Doug worked for a major securities firm as a credit analyst where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries. He also worked for a large oil company as a project engineer and was responsible for the design and construction of oil field processing facilities. Doug graduated from the University of Southern California with a BS in chemical engineering. He earned his MBA in finance from The Wharton Business School at the University of Pennsylvania. Doug is a member of the Financial Analysts Society of San Diego and has 16 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  2000-2004
Portfolio Manager, Brandes Investment Partners 1995-2000

Jim Brown	Director – Investments	Since 2008
W. James Brown, CFA
Director - Investments
Jim is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the firm’s research efforts in the financial institutions and utilities sectors. Prior to joining Brandes, Jim was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Jim earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 22 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  1996-2004

Keith Colestock	Director – Investments	Since 2008
Keith Colestock, CFA
Director - Investments
Keith is a senior analyst. He also is a voting member of the Large Cap and Mid Cap Investment Committees. Prior to joining Brandes, Keith served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Keith was an independent demographic consultant to retail real estate developers. He earned his BA in business administration from California State University, Fullerton. He is a current member and past president of the Financial Analysts Society of San Diego. Keith has 16 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 2001-2004
Portfolio Manager, Brandes Investment Partners 1995-2001

Brent Fredberg	Senior Analyst	Since 2008
Brent Fredberg
Senior Analyst
Brent is a senior research analyst responsible for research in the technology and household durables areas. He is a voting member of the firm’s Large Cap Investment Committee. Prior to joining Brandes, Brent worked for a major U.S. consumer products company as a financial analyst and controller. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Brent is a CPA and CMA, with 12 years of finance and investment experience.

Senior Research Analyst, Brandes Investment Partners 2003-Present
Analyst, Brandes Investment Partners 1999-2003

The SAI has more information about the Advisor’s management professionals, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Funds’ administrator.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Funds’ distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the Custodian of the Funds’ assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  State Street Bank and Trust Company is also the Funds’ Transfer and Dividend Disbursing Agent.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Funds’ other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each Fund’s shares is based on its per share net asset value (“NAV”).  The NAV of each Class of shares is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of the Class:

NAV = Total Assets-Liabilities
Number of Shares
Outstanding

Each Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Each Fund calculates its NAV for each Class once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m.New York time, the normal close of regular trading.  The Funds may invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Funds do not price their shares.  As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

The Funds have three Classes of shares – Class I, Class E and Class S shares.  Class S shares are not currently being sold.

Who May Invest in the Funds

The Funds sell shares only to certain institutional investors.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Institutions which may invest in the Funds include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Funds include Trustees of the Trust, officers and employees of the Advisor, the Administrator and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Funds’ Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Anti-Money Laundering

Please note that in compliance with the USA Patriot Act of 2001, the Funds’ Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Funds’ Transfer Agent may not be able to open your account.  Please contact the Funds’ Transfer Agent at (617) 946-1945 if you need additional assistance when completing your application.  If the Funds’ Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Trust reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

Each Fund sells shares of each Class without a sales charge at the NAV of the Class which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Fund’s Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

Minimum Initial Investment

The minimum initial investment in each Class of a Fund is generally $5 million.  There is no minimum subsequent investment.  The Distributor may waive the minimum investment for financial intermediaries and other institutions making continuing investments in a Fund on behalf of underlying investors and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchases through a Securities Dealer

You may purchase shares of the Funds through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  Each Fund will price your order for shares of each Class at the NAV of the Class next computed after it is accepted by an authorized dealer or the dealer’s authorized designee.  The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent

To purchase shares of the Funds directly from the Fund’s Transfer Agent, complete the Account Application (available from the Funds’ Transfer Agent or a selected dealer) and mail it to the Transfer Agent at the address shown on the Application.  You may pay by a check with the Application, or by a wire transfer of funds as described below.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

Payment by Wire

To pay for an initial investment in a Fund by wire, call the Fund’s Transfer Agent at (617) 946-1945 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading for an account number.  The Funds’ Transfer Agent will want to know your name, address, tax identification number, amount being wired and wiring bank.  You can then instruct the wiring bank to transfer funds by wire to:

State Street Bank and Trust Company,

ABA #011 000 028

DDA #00323840

for credit to [name of Fund], [name of Class]

for further credit to [your name and account number].

Make sure that the wiring bank includes the name of the Fund, the Class and the account number with the wire.  If the Funds’ Transfer Agent receives your funds before the Funds’ net asset value is calculated, your funds will be invested on that day at the NAV next calculated; otherwise, they will be invested on the next business day at the NAV next calculated. You should write your new account number on the Account Application and mail the Application promptly to the Funds’ Transfer Agent.

To make an additional purchase by wire, call the Funds’ Transfer Agent at (617) 946-1945 before the wire is sent.  Otherwise, your purchase may be delayed indefinitely.  Wire funds to the Funds’ Transfer Agent, care of State Street Bank and Trust Company, as described above, including the name of the Fund and your account number with the wire.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Funds through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Funds depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Reinvestment

Each Fund reinvests dividends and capital gain distributions on your shares of the Fund without any sales charge in additional shares of the same Class of the Fund unless you indicate otherwise on the Account Application.  You may elect to have dividends or capital gain distributions paid in cash on your Application or by written request to the Funds’ transfer agent.

Other

The Funds’ Transfer Agent credits shares to your account or the account maintained on your behalf by your plan sponsor, broker-dealer, or other financial intermediary, and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of each Fund’s shares.

Exchanging Your Shares

           You may exchange your shares of any Class of either Fund for shares of the same Class of the other Fund.  Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Funds’ Transfer Agent.

You may redeem shares of either Class by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Funds’ distributor at the NAV of the Class next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing instructions to the Funds’ Transfer Agent, State Street Bank and Trust Company, P.O. Box 642, Boston, Massachusetts 02117-9818, or by delivering instructions to the Funds’ Transfer Agent at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.  The instructions must specify the name of the Fund, the Class of shares to be redeemed, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Funds’ Transfer Agent and the signature must be medallion guaranteed.  The price you will receive for Fund shares redeemed is the next determined NAV for the shares after the Funds’ Transfer Agent has received a completed redemption request.

Telephone Redemptions

You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application.  You can then redeem shares by telephoning the Transfer Agent at (617) 937-1945, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  If the Funds’ Transfer Agent receives your redemption request before 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading, it will process your request that day; otherwise, it will process your request on the next business day.  Institutional investors may also make special arrangements with the Transfer Agent for designating personnel who are authorized to place telephone redemption requests.

The Trust will use procedures, such as assigned personal identification numbers, designed to provide reasonable verification of the identity of a person making a telephone redemption request.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  You will be promptly notified of any refused request for a telephone redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder telephone redemption.

Redemption Payments

Redemption payments will be made within seven days after receipt by the Funds’ Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Trust reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transactions costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of a Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid by check.  However, at your request, the Funds’ Transfer Agent will wire redemption proceeds of $300 or more to your bank account.  Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and your bank account number.

Redemption of Small Accounts

If the value of your investment in a Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares of the Fund.  However, the Trust will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Policy on Disruptive Trading

Each Fund is designed as a long-term investments and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the Funds’ trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Trust reserves the right to modify these policies at any time without shareholder notice.  In particular, the Trust or the Funds’ distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Trust or the Distributor, actual or potential harm to a Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Trust currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of a Fund (without regard to Class) more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of a Fund if the Trust or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Trust and the Distributor to prevent disruptive trading within the Funds and the adverse impact of such activity, there is no guarantee that the Trust’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, a Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Funds, the Trust and the Distributor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Funds.  If a financial intermediary establishes an omnibus account with the Trust, the Distributor does not have access to underlying individual account transactions or shareholder information. Consequently, it may not be able to detect disruptive trading in Fund shares and, even if it is detected, may be unable to stop such activity.  Also, there may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for disruptive trading activity.

To the extent that the Trust or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase a Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs.  Additionally, frequent trading may interfere with the Advisor’s ability to efficiently manage a Fund and compromise its portfolio management strategy.

The Funds invest in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit a Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).  In addition, to the extent a Fund significantly invests in high yield bonds, because these securities are often infrequently traded, investors may seek to trade shares of the Fund in an effort to benefit from their understanding of the value of these securities.  Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than funds which invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

Fair Value Pricing

The Trust has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Trust calculates a Fund’s share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g. securities of privately-held issuers) and certain foreign securities (e.g. securities of Japanese issuers) may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Trust attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Shareholder Service Plan

Each Fund has adopted a shareholder service plan that allows the Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class I, Class E and Class S shareholders.  Because these fees are paid out of the assets attributable to each Fund’s Class I, Class E and Class S shares, over time they will increase the cost of your investment in such shares.  Shareholder servicing fees under the plan are up to 0.05%, 0.25% and 0.25% of the average daily net assets attributable to Class I, Class E and Class S shares, respectively.

Distribution Plan

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay fees to broker-dealers for certain distribution-related services provided to Class S shareholders. Because these fees are paid out of the assets attributable to each Fund’s Class S shares, over time they will increase the cost of your investment in such shares.  Distribution fees under the plan are up to 0.25% of the average daily net assets attributable to Class S shares.

Dividends, Distributions and Tax Status

Dividends and Distributions

Each Fund expects to pay income dividends monthly, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

Each Fund automatically pays dividends and capital gains distributions in cash on the record date for the dividend or capital gain distribution (each such date, a “Record Date”) unless the Trust has been notified by the Advisor to make such payments in additional shares at the NAV on the Record Date.

Any such cash payment or distribution paid by a Fund has the effect of reducing the NAV on the applicable Record Date by the amount of the dividend or distribution.  If you purchase shares shortly before the applicable Record Date, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Funds will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Trust will inform you annually of the amount and nature of Fund distributions.

Dividends and interest earned by the Funds may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situations.

An exchange of a Fund’s shares for shares of the other Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance since its commencement of operations.  However, because the Funds were recently created, they do not have a financial performance record.  Information for the fiscal year ended December 31, 2008 will be audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements, will be included in the Funds’ Annual Report, which will be available upon request after February 29, 2008.

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Funds or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of a Fund through a financial intermediary, such as a broker-dealer, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

For more information about the Brandes Institutional Core Plus Fixed Income Fund or the Brandes Institutional Enhanced Income Fund, the following documents are available free upon request:

Annual/Semiannual/Quarterly Reports:

Each Fund’s annual, semi-annual and quarterly reports to shareholders contain detailed information on the Fund’s investments.  The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You may obtain copies of each Fund’s annual and semi-annual reports, free of charge, through the Funds’ website at www.brandes.com. You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979

You can also review each Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Brandes Investment Trust: Investment Company Act file No. 811-8614.

BRANDES INSTITUTIONAL CORE PLUS FIXED INCOME FUND
BRANDES INSTITUTIONAL ENHANCED INCOME FUND

Statement of Additional Information

Dated _________, 2008

Series of Brandes Investment Trust

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (each a “Fund”) dated __________, 2008.  The Funds are two of four series of Brandes Investment Trust (the “Trust”), a registered open-end management investment company or mutual fund.  Brandes Investment Partners, L.P. (the “Advisor”) is the investment advisor to the Funds.  Copies of the Funds’ prospectus may be obtained from the Trust at 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling 1-800-331-2979.

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental investment policies and restrictions with respect to each Fund in addition to the policies and restrictions discussed in the Funds’ prospectus.  The policies and restrictions listed below cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding voting securities of the Fund.  As a matter of fundamental policy, each Fund is diversified; i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities which, for the purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, a Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

5.
Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, does not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may purchase or sell interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or groups of financial instruments, and options on such futures contracts;

6.	Make loans (except for purchases of debt securities consistent with the investment policies of the Fund, loans of portfolio securities, and repurchase agreements);

7.	Make investments for the purpose of exercising control or management; or

8.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Operating Restrictions

Each Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

The Fund may not:

1.
Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.
Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company; or

3.	Invest more than 15% of its net assets in illiquid securities.

OTHER SECURITIES AND INVESTMENT TECHNIQUES

The securities in which each Fund may invest include, but are not limited to, those described below.

FIXED INCOME SECURITIES

U.S. Treasury Obligations

U.S. Treasury obligations are debt securities issued by the U.S. Treasury.  They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.  These include securities issued by the Federal National Mortgage Association (d/b/a Fannie Mae), Federal Home Loan Mortgage Association (d/b/a Freddie Mac), Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, Small Business Administration and Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.  These securities may have maturities from one day to 30 years or longer.

Inflation-Indexed Securities

Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations.  The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, the Fund may invest in U.S. Treasury Inflation Protected Securities (TIPS).  Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (CPI)).  The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years.  TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation.  However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.  Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond.  However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.  In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and other debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely upon the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry.  For purposes of such limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments.  Investments in loan participation are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is a conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Fund relies upon the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Convertible Securities

A convertible security is a bond which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations.  Fluctuations in the value of the Fund’s investments will be reflected in its net asset value per share.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

High Yield Bonds

Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities.  High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments.  In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates.  Their value and liquidity may also be diminished by adverse publicity and investor perceptions.  Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.  In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities.  Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund’s net asset value.  Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations.  The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

U.S. Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  However, there can be no assurance that private insurers or guarantors will meet their obligations.  In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Advisor determines that the securities meet the Fund’s quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years or longer, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Securities issued by certain private organizations may not be readily marketable.  As a matter of operating policy, the Fund will not purchase mortgage-related securities which in the Advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  However, there can be no assurance that private insurers or guarantors will meet their obligations.  In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Advisor determines that the securities meet the Fund’s quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years or longer, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Other Mortgage-Related Securities

Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  These other mortgage-related securities may be debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Other Asset Backed Receivables

 Asset-backed securities, unrelated to mortgage loans, represent undivided fractional interests in a trust with assets normally consisting of a pool of loans or receivables due from a number of different parties. These receivables can include but are not limited to credit card receivables, retail automobile installment sales contracts, home equity loans and lines of credit, student loans, airplane leases, and other equipment leases.  Unlike most other types of asset-backed collateral, credit card receivables are not secured by interests in real or personal property. Certain asset-backed securities may be illiquid. Asset-backed securities are generally subject to the risks of the underlying assets and can be subject to certain additional risks including damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, and more rapid prepayment because of events affecting the collateral (such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates). If underlying obligations are repaid earlier than expected, the Fund may have to reinvest the proceeds from the securities at a lower interest rate.Consistent with the Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.

Investments in Subordinated Securities

The Fund may invest in securities which are subordinated to other securities in some manner as to the payment of principal and/or interest. In the case of securities issued by a trust, such as asset-backed and mortgage-backed securities, these securities may be subordinated to holders of more senior securities collateralized by the same pool of assets. Because holders of subordinate securities may have to absorb losses in greater proportion than holders of more senior securities, they may have greater risk than would holders of the underlying collateral. The holders of subordinated securities typically are compensated with a higher stated yield than are the holders of more senior securities in exchange for accepting greater risk.  As a result, rating agencies tend to assign lower ratings to subordinate securities than they do to senior securities of the same trust or issuer.  The market for subordinate securities may be less liquid than is the case for more senior debt securities.

Trust Preferred Securities

The Fund may invest in trust-preferred securities, which share characteristics of preferred stock, corporate debt, and asset-backed securities. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities. If no interest is paid on the underlying debt securities, the trust will not make interest payments to holders of its preferred securities. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason the market may effectively treat trust preferred securities as subordinate corporate debt of the underlying issuer. Issuers of trust  preferred securities receive favorable tax treatment. If the tax rules regarding trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to holders.

Collateralized Debt Obligations

Collateralized debt obligations are a category of asset-backed securities that include collateralized bond obligations (“CBO’s”), collateralized loan obligations (“CLO’s”) and other similar structures.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDO’s may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO’s may use derivatives contracts to create  “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDO’s may charge management fees and administrative expenses, which are in addition to fees and expenses of the Fund.

As with other asset backed securities, CDO’s typically issue multiple classes of securities which participate in varying degrees in the gains and losses associated with the assets held by the trust. complete). CDO securities can experience substantial losses due to defaults or market anticipation of increased levels of default in the underlying collateral. Holders of some CDO securities may have a greater risk of loss than would a holder of the underlying collateral. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CDO’s are privately offered and sold and are not registered under the securities laws. As a result, investments in CDO’s may be characterized by the Fund as illiquid securities.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage backed is relatively small compared to the market for residential single-family mortgage-backed securities. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically depend upon the cash flow generated by the operation of the related real estate. As a result, changes in economic conditions may have a greater impact on commercial mortgage-backed securities than on residential mortgage-related securities.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”) and all of the principal is distributed to holders of another type of security known as a principal-only security (or “PO”). The yields to maturity on IO’s and PO’s are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage-Backed Securities

Adjustable rate mortgage-backed securities (sometimes referred to as “ARM securities”) are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as “ARM’s”). Because the interest rates on ARM securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities. ARM’s generally specify that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM’s specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARM’s also may limit changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future payments. Borrowers under ARM’s experiencing negative amortization may take longer to build up their equity in the underlying property than conventional borrowers and may be more likely to default. ARM’s also may be subject to a greater rate of prepayments in a declining interest rate environment. Conversely, during a period of rising interest rates, prepayments on ARM’s might decrease.

Variable Rate and Floating Rate Demand Notes

Variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.

The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the securities held in its portfolio.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations.  All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by one of the nationally recognized rating services or, if unrated, is determined by the Advisor to be of comparable quality.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value.  The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Advisor will also monitor issuers of such securities. A summary of credit ratings is set forth in the prospectus.

REPURCHASE AGREEMENTS

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is the economic equivalent of loans by the Fund.  In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks.  The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement.  Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Advisor.

ILLIQUID SECURITIES

As a matter of operating policy, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.  The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  In accordance with guidelines established by the Board, the Advisor will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

FOREIGN INVESTMENTS

The Fund’s prospectus describes the extent to which the Fund may invest in securities of issuers organized or headquartered in foreign countries.  Generally, such investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging countries to be suitable by the Advisor.  The Fund may make foreign investments in issuers organized or headquartered in emerging countries.  The Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following.

Political and Economic Factors

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Emerging Markets Investments

Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments.  Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries.  The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets.  Such volatility may be exacerbated by illiquidity.  The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market.  Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher priced than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations

To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics

Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign bond markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes

The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.  A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.  The Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

MUNICIPAL SECURITIES

The Fund may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes (“municipal securities”).  In addition, the Fund may invest in issues of such entities that are taxable or not exempt from federal income taxes.  Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

The Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which the Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities.  If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities

Zero coupon securities are debt securities issued or sold at a discount from their face value.  These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value.  Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons.  The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity.  The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes.  Even though income is accrued on a current basis, the Fund does not receive the income currently in cash.  Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities

Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.  Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments.  The Fund may also receive additional principal payments representing prepayments of the underlying mortgages.  Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.  The Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Obligations

The Fund may invest in short-term municipal obligations, which include the following:

Tax Anticipation Notes:  Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes:  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes:  Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Short-Term Discount Notes:  (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.  The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

The Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Fund’s prospectus.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

The Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank.  Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest.  In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution.  Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Obligations with Puts Attached

Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the municipal securities held in its portfolios.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

DERIVATIVE INSTRUMENTS

A variety of derivate investment products are available in the financial markets, including put and call options on securities, indexes and currencies; financial and commodity futures contracts and options on futures contracts; swap agreements and options on such agreements; structured notes; and various hybrid instruments.  The Advisor has not used such products in the past in managing fixed income portfolios, but will continue to evaluate the potential benefits of using such instruments and may use them in managing the Fund.

The Fund may purchase and sell (write) put and call options on securities, securities indexes, and foreign currencies, and may enter into interest rate, index, and foreign currency, futures contracts and purchase and sell options on such futures contracts (“futures options”).  These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of the Fund’s overall investment strategy.  The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Fund also may enter into swap agreements with respect to interest rates, securities indexes credit default situations, and foreign currencies. The Fund may also invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Advisor determines that their use is consistent with the Fund’s investment objective.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves special risks, including imperfect correlation (or no correlation) between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise losses may arise from the inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, or the inability of the Fund to close out or to liquidate its derivatives positions.  In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.  If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes

The Fund may purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.”  A call option on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with established procedures in such amount are segregated).  A call option on an index is covered if the Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with established procedures, in an amount equal to the contract value of the index.  A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Advisor in accordance with established procedures equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Before an exchange traded option is exercised or expired, it may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration date).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes

Transactions in options on securities and on indexes are subject to a number of risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, security indexes and currencies.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with established procedures (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs also affect the gain or loss.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.  When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options

The use of futures contracts and futures options involves a number of risks.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities reacted.  To the extent, however, that a municipal bond fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Derivatives

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Advisor’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, currencies and credit default and event-linked swaps.  The Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  As a matter of operating policy, the aggregate purchase price of caps and floors held by the Fund may not exceed 5% of its total asset at the time of purchase.

The Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Fund may be either the buyer or seller in a credit default swap transaction.  If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive either the full notional value in exchange for the reference obligation or the difference in value between the full notional value and the reference obligation.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  As a matter of operating policy, the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.  Also as a matter of operating policy, the Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 15% of its total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.  The Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Advisor in accordance with established procedures in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.”  Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.  When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Advisor in accordance with procedures established by the Board, in an amount sufficient to meet the purchase price.  Typically,  income may not accrue on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

FOREIGN CURRENCY TRANSACTIONS

As indicated in the prospectus, the Fund may enter into foreign currency transactions.  The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis.  Under normal circumstances, the Advisor expects that the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price).  The Fund generally will not enter into a forward contract with a term of greater than one year.  Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result.  Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other liquid obligations and are marked-to-market daily.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of the Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies[, including (to the extent permitted by the 1940 Act) other investment companies managed by the Advisor].  They may include shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are not actively managed.  Rather, an ETF’s objective is to track the performance of a specified index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.  Because of this, an ETF’s price can be volatile.  In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules.  Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company.  This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, the Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons.  Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily.  The Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  Loans will only be made to persons deemed by the Advisor to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

RESERVES

The Fund may establish and maintain reserves when the Advisor determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities.  The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 10% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).  The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged.  The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the Investors in the Fund.  Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

AVERAGE MATURITY AND DURATION CALCULATIONS

Average Maturity

The portfolio average maturity of the Fund’s fixed income portfolio will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security.  For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation.  Average life is normally used when trading mortgage backed securities and asset backed securities.

Duration

One common measure of the price volatility of a fixed income security is modified duration.  Modified duration is derived from weighted term-to-maturity and can vary from zero to the time-to-maturity of the security.  Duration is a complex formula that utilizes cash flow and the market yield of the security.  Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity.  As the maturity of the bond extends, the duration also extends but at a slower rate.  For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years.  However, the duration of any security that pays interest only at maturity is the term to maturity.  Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation.  These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity.  Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate.  Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate.  An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios.  The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value.  Effective duration is a much better indicator of price volatility than term to maturity.  For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years.  A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield).  However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

PORTFOLIO DISCLOSURE

A Fund will not disclose portfolio holdings information to any person or entity except as follows:

•
to persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Board;

•	in connection with periodic reports that are available to shareholders and the public;

•	to mutual fund rating or statistical agencies or persons performing similar functions;

•	pursuant to a regulatory request or as otherwise required by law; or

•	to persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

Any disclosures made to persons approved by the CCO will be reported by the CCO to the Board at the end of the quarter in which such disclosure was made.  The portfolio holdings information that may be distributed to any person is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information.  Neither the Trust nor the Advisor may receive compensation in connection with the disclosure of information about the Fund’s portfolio securities.  In the event of a conflict between the interests of Trust shareholders and those of the Advisor or any affiliated person of the Trust or the Advisor, the CCO will make a determination in the best interests of the Trust’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

Each Fund discloses its portfolio holdings quarterly, in its annual and semi-annual reports, as well as in filings with the SEC, in each case no later than 60 days after the end of each fiscal period.

To the extent permitted under applicable law, the Advisor may distribute (or authorize the Funds’ custodian or principal underwriter to distribute) information regarding a Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar.  Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement that, among other things, prohibits any trading upon such information and if the authorizing persons (as determined by the Trust’s Chief Compliance Officer) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders.  The portfolio holdings information that may be distributed is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider or other person receiving the information.  A Fund’s portfolio holdings information may not be disseminated for compensation.

PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in each Fund’s portfolio, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Fund during the fiscal year.  A 100% portfolio turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.

MANAGEMENT

The Board is responsible for the overall management of the Trust’s business.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s custodian and Transfer Agent.  The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Independent Trustees(1)
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
DeWitt F. Bowman, C.F.A. 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1930)	Trustee	Since February 1995	Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments – University of California from 2000 to 2001.	4	Wilshire Mutual Funds, Inc.; Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Funds RREEF America REIT1, Inc.
J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1941)	Trustee	Since June 2004(4)	Independent Consultant, IXIS Asset Management, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001.	4	None
Karin B. Bonding 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1939)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	4	Director of 16 closed end mutual funds in the Credit Suisse family of funds.

“Interested” Trustees(3)
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Trustee and President	Since June 2000	Director, Mutual Fund Services of the Advisor.	4	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1961)	Trustee	Since July 2006(4)	Executive Director of the Advisor	4	None

Officers of the Trust
Name, Address And Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1970)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Adelaide Pund 11988 El Camino Real Suite 500 San Diego, CA 92130 (Born 1967)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager to the Advisor from 1998 to October 2004.	N/A	N/A

(1)       Not “interested persons” of the Trust as defined in the 1940 Act.

(2)       Trustees and officers of the Fund serve until their resignation, removal or retirement.

(3)
“Interested persons” of the Trust as defined in the 1940 Act.   Debra McGinty-Poteet is an interested person of the Trust because she is an officer of the Trust (President) and an employee of the Advisor.  Jeff Busby is an interested person of the Trust because he is the Executive Director of the Advisor.

(4)       Appointed by the Board as a Trustee.

Board Committees

Audit Committee.  The Board has an Audit Committee, which is comprised of the independent members of the Board, DeWitt F. Bowman, J. Michael Gaffney and Karin Bonding.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  During the year ended September 30, 2007, the Audit Committee met [twice].

Nomination Committee.  The Board has a Nomination Committee, which is comprised of the independent members of the Board, DeWitt F. Bowman, J. Michael Gaffney and Karin Bonding.  The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.  The Nomination Committee did not meet during the year ended September 30, 2006.

Fund Shares Owned by Trustees as of December 31, 2006:

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name	Dollar Range of Fund Shares Owned[1]		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Core Plus Fund	Enhanced Income Fund
“Independent”Trustees
DeWitt F. Bowman	A	A	A
J. Michael Gaffney	A	A	D
Karin Bonding	A	A	A
“Interested” Trustees
Debra McGinty-Poteet	A	A	A
Jeff Busby	A	A	E
1 The Funds were not offered for sale until the date of this SAI.

Compensation

Each Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) receives an annual retainer of $16,000 and a fee of $1,000 per meeting attended.  Each Independent Trustee also receives a fee of $1,000 for any committee meetings held on dates other than scheduled Board meeting dates, and is reimbursed for any expenses incurred in attending meetings.

The table below shows the compensation paid to each current Independent Trustee for the fiscal year ended September 30, 2007:

Name	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust Paid to Trustees
DeWitt F. Bowman (Independent Trustee)	$9,250	$0	$0	$9,250
J. Michael Gaffney (Independent Trustee)	$9,250	$0	$0	$9,250
Karin Bonding (Independent Trustee)	$9,250	$0	$0	$9,250
Jeff Busby (Interested Trustee)	$0	$0	$0	$0
Debra McGinty-Poteet (Interested Trustee)	$0	$0	$0	$0

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds subject to certain conditions.  In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers.  Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

PROXY VOTING PROCEDURES

The Funds do not invest in any security for the purpose of exercising control or management.  Because the Advisor is in a better position than the Board to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Funds have delegated their authority to vote proxies to the Advisor, subject to the supervision of the Board.  Each Fund’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Advisor

Subject to certain limited exceptions, it is the Advisor’s policy to vote all proxies received by the Fund in a timely manner.  Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy.  The Advisor does not solicit or consider the views of individual shareholders of the Fund in voting proxies.  The Advisor generally supports policies, plans and structures that it believes provide quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Advisor’s proxy voting procedures adhere to the following broad principles:

•
The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund.  The Advisor acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

•
Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

•	The financial interest of the clients is the primary consideration in determining how proxies should be voted.

•
In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these issues, although, on occasion the Advisor abstains from voting on these issues.

•	When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.

•
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

The Board has approved the Advisor’s proxy voting policies and procedures.  The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	are consistent with the Advisor’s fiduciary duty to the Fund and its shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with the Fund’s investment objective and policies.

International Proxy Voting

While the Advisor utilizes these proxy voting policies and procedures for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country.  As a result, the Advisor considers international proxy voting on a case-by-case basis. However, when the Advisor believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

The Advisor’s Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time.  If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is “material” to any specific proposal included within the proxy.  In situations where there is a conflict of interest between the interests of the Advisor and the interests of the Fund, the Advisor will take one of the following steps to resolve the conflict:

1.	Refer Proposal to the Board – The Advisor may refer the proposal to the Board and obtain instructions from the Board on how to vote the proxy relating to that proposal.

2.
Obtain Fund Ratification – If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Fund’s consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board on how the proxy on the proposal should be voted).

3.
Use Predetermined Voting Policy – The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Fund, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.

4.
Use an Independent Third Party for All Proposals – Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or Investor Responsibility Research Center, Inc. (“IRRC”) (or to have the third party vote such proxies).

5.
Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

In the event of a conflict between the interests of the Advisor and the Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies.  The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2008) will be available without charge, upon request by calling toll-free (800) 331-2979 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures is available by calling (800) 331-2979 and will be sent within three business days of receipt of a request.

PRINCIPAL HOLDERS OF SECURITIES

Information regarding principal shareholders and control persons of the Funds is not provided because the Funds were not offered for sale until the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

Subject to the supervision of the Board, the Advisor provides investment management and services to each Fund pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor provides a continuous investment program for each Fund and makes decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, each Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust’s officers and Trustees; and (xii) amortization of organization costs.

Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to a Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  In addition, each Fund will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

The Advisory Agreement with respect to a Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.

The Board or the holders of a majority of the outstanding voting securities of a Fund can terminate the Advisory Agreement with respect to the Fund at any time without penalty, on 60 days written notice to the Advisor.  The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Fund.  The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Portfolio Managers

The following chart provides information regarding other accounts managed by the portfolio managers of the Funds as of ____________, 2007.  The Advisor does not receive a fee for managing any of those accounts that is based on the performance of the account.

	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Clifford Schireson	Registered Mutual Funds: 1 Other pooled investment vehicles: 5 Other accounts: 14 (Managed by Fixed Income Investment Committee) Total accounts: 20	Registered investment companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $16 million Other pooled investment vehicles: $45 million Other accounts: $165 million

Charles Gramling, CFA	Registered Mutual Funds: 1 Other pooled investment vehicles: 5 Other accounts: 14 (Managed by Fixed Income Investment Committee) Total accounts: 20	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $16 million Other pooled investment vehicles: $45 million Other accounts: $165 million
David Gilson, CFA	Registered Mutual Funds: 1 Other pooled investment vehicles: 5 Other accounts: 14 (Managed by Fixed Income Investment Committee) Total accounts: 20	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $16 million Other pooled investment vehicles: $45 million Other accounts: $165 million

	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Glenn Carlson	Registered mutual funds: 11 Other pooled investment vehicles: 54 Other accounts: 8,521 (Managed by Investment Oversight Committee) Total accounts: 8,586	Registered investment companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance
of the account.  The Advisor  manages 20 accounts from which it receives an advisory fee
based on the performance of the account. The total assets of these 20 accounts is approximately $12 billion.
Registered Mutual Funds: approximately $12 million Other pooled investment vehicles: approximately $14 million Other accounts: approximately $91 million
Brent Woods	Registered Mutual Funds: 11 Other pooled investment vehicles: 54 Other accounts: 8,521 (Managed by Investment Oversight Committee) Total accounts: 8,586	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance
of the account.  The
Advisor  manages 20
accounts from which it
receives an advisory fee
based on the performance of
the account. The total assets
of these 20 accounts is
approximately $12 billion.
Registered Mutual Funds: approximately $12 million Other pooled investment vehicles: approximately $14 million Other accounts: approximately $91 million

William Pickering	Registered Mutual Funds: 11 Other pooled investment vehicles: 54 Other accounts: 8,521 (Managed by Investment Oversight Committee) Total accounts: 8,586	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance
of the account.  The
Advisor  manages 20
accounts from which it
receives an advisory fee
based on the performance of
the account. The total assets
of these 20 accounts is
approximately $12 billion

Registered Mutual Funds: approximately $12 million Other pooled investment vehicles: approximately $14 million Other accounts: approximately $91 million
Amelia Morris	Registered Mutual Funds: 11 Other pooled investment vehicles: 54 Other accounts: 8,521 (Managed by Investment Oversight Committee) Total accounts: 8,586	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance
of the account.  The
Advisor  manages 20
accounts from which it
receives an advisory fee
based on the performance of
the account. The total assets
of these 20 accounts is
approximately $12 billion
Registered Mutual Funds: approximately $12 million Other pooled investment vehicles: approximately $14 million Other accounts: approximately $91 million
Douglas Edman	Registered Mutual Funds: 8 Other pooled investment vehicles: 36 Other accounts: 7,617 (Managed by Large Cap and Emerging Markets Investment Committees) Total accounts: 7,661	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance
of the account.  The
Advisor  manages 18
accounts from which it
receives an advisory fee
based on the performance of
the account. The total assets
of these 20 accounts is
approximately $12 billion
Registered Mutual Funds approximately $12 million Other pooled investment vehicles: approximately $13 million Other accounts: approximately $87 million

Jim Brown	Registered Mutual Funds: 7 Other pooled investment vehicles: 32 Other accounts: 7,313 (Managed by Large Cap Investment Committee) Total accounts: 7,352	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance of the account.  The Advisor
manages 17 accounts from
which it receives an advisory
fee based on the performance of the account.  The total assets of these 17 accounts is approximately $12 billion.
Registered Mutual Funds approximately $12 million Other pooled investment vehicles: approximately $13 million Other accounts: approximately $85 million
Keith Colestock	Registered Mutual Funds: 8 Other pooled investment vehicles: 39 Other accounts: 8,048 (Managed by Large Cap and Mid Cap Investment Committees) Total accounts: 8,095	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance of
the account.  The Advisor
manages 18 accounts from
which it receives an advisory
fee based on the performance
of the account. The total
assets of these 18 accounts
is approximately $12 billion.
Registered Mutual Funds approximately $12 million Other pooled investment vehicles: approximately $13 million Other accounts: approximately $88 million
Brent Fredberg	Registered Mutual Funds: 7 Other pooled investment vehicles: 32 Other accounts: 7,313 (Managed by Large Cap Investment Committee) Total accounts: 7,352	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for
managing the majority of
these accounts are not
based on the performance of
the account.  The Advisor
manages 17 accounts from
which it receives an advisory
fee based on the performance
of the account. The total
assets of these 17 accounts
is approximately $12 billion.
Registered Mutual Funds approximately $12 million Other pooled investment vehicles: approximately $13 million Other accounts: approximately $85 million

Potential Material Conflicts

It is possible that at times identical securities will be held by more than one fund or account managed by the Advisor.  If the Adviser identifies a limited investment opportunity that may be suitable for more than one of the Trust’s series or other accounts of the Advisor, a series may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Funds, that are able to participate in aggregated transactions, the Advisor uses a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Employees of the Advisor may invest in a fund or other account in the management of which they are involved and may therefore have an incentive to treat such fund or other account preferentially as compared to other funds or accounts.  In order to address this potential conflict, the Advisor’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the Advisor’s clients are disadvantaged in the Trust’s management of accounts.

Compensation

As of ___________, 2007, the compensation structure for the portfolio managers of the Funds consists of competitive base salaries, participation in an annual bonus plan, and eligibility for equity participation through partnership or phantom equity.

The base salaries for each of the portfolio managers are fixed.  Annual bonuses and equity participation are based upon a number of qualitative and quantitative evaluation criteria, including research productivity, performance of portfolio management professionals during the relevant year, and the attainment of client service goals.  There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Funds and the other accounts managed by the portfolio managers.

Security Ownership of the Funds by the Portfolio Managers

None of the portfolio managers beneficially own shares of the Funds.

Administration Agreement

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for the Funds, subject to the overall supervision of the Trustees.  The Administrator is responsible for providing such services as the Trustees may reasonably request with respect to each Fund, including but not limited to (i) maintaining the Fund’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Fund’s insurance relationships; (iii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund’s shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Fund’s registration and/or the registration of the shares of the Fund under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders; (vi) overseeing all relationships between the Fund and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.  The Trust’s Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above.  For its services, the Administrator receives a fee from the Advisor at the annual rate of _______ of the first $500 million of [each Fund’s] average daily net assets and ___% thereafter, subject to a $________ annual minimum.

Distribution Agreement

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s principal underwriter pursuant to a Distribution Agreement with the Trust.  The offering of each Fund’s shares is continuous.  The Distributor is not obligated to sell any specific amount of a Fund’s shares.  The Distributor is an affiliate of the Administrator, which will receive compensation from the Advisor for its services.  The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement.  Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available.  Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Board.

Each Fund may purchase portfolio securities directly from issuers or from underwriters.  Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.

The Advisor has a formal broker evaluation process based on a semi-annual survey of its research analysts.  Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences.  However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

The Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers, Inc.) (“FINRA”) has adopted rules governing FINRA members’ execution of investment company portfolio transactions.  These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment adviser or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities.  The Advisor does not consider whether a broker-dealer sells shares of the Funds when allocating the Funds’ brokerage.

The Advisor makes investment decisions for each Fund independently from those of the Advisor’s other client accounts (including the other Fund.  Nevertheless, at times the same securities may be acceptable for a Fund and for one or more of such client accounts.  To the extent any of these client accounts and a Fund seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If a Fund and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day’s transactions in such security between the Fund and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant.  In some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned.  In other cases, however, the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

NET ASSET VALUE

The net asset value per share of each Class of a Fund is calculated by adding the value of all fund securities and other assets of the Fund attributable to the Class, subtracting the liabilities of the Fund attributable to the Class, and dividing the result by the number of outstanding shares of such Class.  Assets of a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open.  Currently, the Exchange observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Over-the-counter (“OTC”) equity securities included in the NASDAQ National Market System (“NMS”) are priced at the NASDAQ official closing price (“NOCP”).  Equity securities traded on the NMS for which the NOCP is not available, and equity securities traded in other over-the-counter markets, are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the closing bind and ask prices.  Options listed on a national exchange are valued at the last sales price at the close of trading on such exchange or, if there was not sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange.  Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at the mean between the bid and asked prices.

Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments, maturing in 61 days or more, for which reliable market quotations are readily available are valued at current market quotations as provided by an independent pricing service.  Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost.  Bonds and other fixed-income securities (other than the short-term securities described above) are valued using market quotations as provided by an independent pricing service.

Securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Foreign securities markets normally complete trading well before the close of the New York Stock Exchange.  In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated.  Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange.  Each Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

Each Fund may use a pricing service approved by the Board.  Prices provided by such a service represent evaluations of the current bid price, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data.  Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

Each Fund values securities and other assets for which market quotations are not readily available at fair value as determined in good faith pursuant to policies and procedures approved by the Board.  Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security.  If the Advisor’s valuation committee is unable to determine a fair value for a security, a meeting of the Board is called promptly to determine what action should be taken.  All determinations of such committee are reviewed at the next meeting of the full Board.

In addition, the Board has approved the use of FT Interactive Date Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities in the wake of certain significant events.  Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchange no longer represent the amount that the Fund could expect to receive for the securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical conditions between the prices of those securities and changes in the index.

SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan for the Class E and Class S shares of each Fund (the “Service Plan”) pursuant to which the Fund is authorized to pay compensation to financial institutions (each a “Service Provider”) that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of such shares of the Fund.  In consideration for such services, a Service Provider is compensated by the Fund at a maximum annual rate of up to 0.05%, 0.25% and 0.25% of the average daily net asset value of the Class I, Class E and Class S shares of the Fund, respectively, serviced by the Service Provider.

As authorized by the Service Plan, the Fund may enter into a Shareholder Service Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services to its customers who own Class E or Class S shares of the Fund.  Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing sub-accounting with respect to shares beneficially owned by shareholders; (x) processing dividend payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) applicable to Class S shares of the Fund in accordance with Rule 12b 1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  The Board has determined that the Plan is in the best interests of the Funds’ Class S shareholders.  Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Qualified Trustees”).  All material amendments to the Plan must be by a majority of the Trustees and of the Qualified Trustees.  In addition, the Plan may not be amended to increase materially the amount that may be spent under the Plan without approval by a majority of the outstanding shares of the Class S shares of the Fund affected.

The Plan provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to each Fund’s Class S shares which the Distributor can use to compensate broker-dealers and service providers that provide distribution-related services to the Class S shareholders or to their customers who beneficially own Class S shares. Such services include reviewing purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Distribution fees paid by a particular Class of a Fund may only be used to pay for the distribution expenses of that Class of the Fund.  Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued.  Shares are not obligated under the Plan to bear any distribution expense in excess of the distribution fee.  Thus, if the Plan is terminated or otherwise not continued with respect to a Fund, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class S shares of the Fund to the Distributor.

The Plan (and any distribution-related agreement among the Fund, the Distributor and a selling agent with respect to the shares) may be terminated with respect to a Fund without penalty upon at least 60 days’ notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Class S shares of the Fund.

All distribution fees paid by the Fund under the Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of the Financial Industry Regulatory Authority, as such Rule may change from time to time.  Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the shares of the Funds.  In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

REDEMPTIONS

Each Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, a Fund may elect to be governed by Rule 18f-1 under the 1940 Act which permits it to limit each shareholder to cash redemptions of $250,000 or 1% of the Fund’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.  Although neither Fund expects to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash.

TAXATION

Each Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”).  In each taxable year that a Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.  If a Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on its income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following:  (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

A Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on September 30 of that year, plus certain other amounts.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code.  For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by a Fund.  If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes.  No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions.  A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.  Each Fund will report annually to its shareholders the amount per share of such withholding taxes.

Many of the options, futures and forwards contracts that may be used by the Funds are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character.  Section 1256 contracts held by a Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by the Funds.  In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear.  These transactions may increase the amount of short-term capital gain realized by the Funds and taxed as ordinary income when distributed to shareholders.  The Funds may make certain elections available under the Code which are applicable to straddles. If a Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which a Fund must meet to qualify as a RIC, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses.  Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Fund) to the extent of the Fund’s earnings and profits.  Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to such shareholders as long-term capital gain, regardless of how long they have held their Fund shares.  Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Each Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  Each Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return used in a Fund’s advertising and promotional materials reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

P(1+T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years in the base period.
	ERV	=	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period assuming reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

A Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)[n] = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years and
	ATVD	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

A Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)[n] = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years and
	ATVDR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Yields

A Fund may advertise certain yield information.  As and to the extent required by the SEC, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD =	2[( a-b ) to the 6th power – 1]
cd

where a = dividends and interest earned during the period; b= expenses accrued for the period (net of reimbursements); c  = the average daily number of shared outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.  The net investment income of the Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses.  Realized and unrealized gains and losses on portfolio securities are not included in the Fund’s net investment income.  For purposes of sales literature, yield on the Fund’s shares also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

All performance figures will be based on historical results and are not intended to indicate future performance.

The Fund will update the time periods used in advertising to the last day of the most recent quarter prior to submission of the advertising for publication.

OTHER SERVICE AGREEMENTS

The Trust’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston Massachusetts 02116, is responsible for holding the Funds’ assets and also acts as the Funds’ accounting services agent and transfer and dividend disbursing agent.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, examines the Funds’ financial statements annually and prepare the Funds’ tax returns.

Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, acts as legal counsel for the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust was organized as a Delaware business trust on July 6, 1994 and is an open-end management investment company.  The Board has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series.  The Funds are currently two of the four series of the Trust.  The Board may authorize the issuance of separate classes of shares of any series, and each Fund currently offers three classes of shares – Class I, Class E and Class S.

The Funds commenced operation on the date of this SAI.  Each Fund is diversified (see “Investment Restrictions,” above).  Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of each Fund’s assets in the securities of another investment company, upon notice to and approval of shareholders.

The Trust’s Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Funds or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

You can examine the Trust’s Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, DC.  Statements contained in the Funds’ prospectus and this Statement of Additional Information as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust, they may be entitled to vote.  All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series.

When certain matters affect one series or class but not another, the shareholders will vote as a series or class regarding such matters.  Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate.  For example, a change in a Fund’s fundamental investment policies would be voted upon only by the shareholders of the Fund involved.  Additionally, approval of the advisory agreement is a matter to be determined separately by Fund.  Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

As used in the Funds’ prospectus and in this Statement of Additional Information, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.  Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

The Trust does not hold annual shareholder meetings of the Funds.  The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders.  Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust’s outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in that Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income attributable to that class as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine.  Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

BRANDES INVESTMENT TRUST

PART C
OTHER INFORMATION

Item 23.  Exhibits.

The following exhibits are included with this Post- Effective Amendment, except as noted:

(a)	(i)	Agreement and Declaration of Trust (1)
(ii)	Amendment to Agreement and Declaration of Trust (1)
(iii)	Amendment to Agreement and Declaration of Trust (2)
(iv)	Certificate of Amendment to Certificate of Trust (11)
(b)           By-Laws (1)
(c)           Not applicable
(d)	(i)	Investment Advisory Agreement with Brandes Investment Partners, L.P. relating to the Brandes Institutional International Equity Fund (3)
(ii)	Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P. relating to the Separately Managed Account Reserve Trust (10)
(iii)	Operating Expense Letter relating to the Brandes Institutional International Equity Fund (4)
(iv)	Amended Operating Expense Letter (12)
(v)
Form of Second Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P., relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund - filed herewith.

(vi)	Form of Expense Limitation and Reimbursement Agreement relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund – filed herewith.
(e)	(i)	Distribution Agreement with Quasar Distributors, LLC relating to the Brandes Institutional International Equity Fund (5)
(ii)	Distribution Agreement with Quasar Distributors, LLC to the Separately Managed Account Reserve Trust (11)
(iii)	Amendment to Distribution Agreement with Quasar Distributors, LLC, relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund – to be filed.
(f)	Not applicable
(g)	(i)	Custodian Agreement with Investors Bank & Trust Company (2)
(ii)	Amendment Agreement to Custodian and Transfer Agency Agreement with Investors Bank & Trust Company (7)
(iii)
Amendment to Custodian and Transfer Agency Agreement with Investors Bank and Trust Company relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund – to be filed.

(h)	(i)	Administration Agreement relating to the Brandes Institutional International Equity Fund and the Separately Managed Account Reserve Trust (11)
(ii)	Transfer Agency Agreement (2)
(iii)	Amendment Agreement to Custodian and Transfer Agency Agreement (7)
(iv)	Amendment to Administration Agreement relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund – to be filed.
(v)	Shareholder Services Plan - filed herewith.
(i)	(i)	Opinion and consent of counsel relating to the Brandes Institutional Investment Equity Fund (2)
(ii)	Form of opinion and consent of counsel relating to the Separately Managed Account Reserve Trust (10)
(iii)	Opinion and consent of counsel relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund – filed herewith.

(j)	(i)	Consent of independent accountants relating to the Brandes Institutional International Equity Fund (9)
(ii)	Consent of independent accountants relating to Separately Managed Account Reserve Trust (11)
(k)	Not applicable
(l)	Investment letter (1)
(m)	Form of Rule 12b-1 Plan – filed herewith
(n)	Form of Rule 18f-3 Multiple Class Plan – filed herewith.
(o)           Not applicable
(p)           Code of Ethics
(i)	Brandes Investment Partners, L.P. (formerly LLC) (5)
(ii)	Brandes Investment Partners, L.P. (formerly LLC) - Amendment (5)
(iii)	Brandes Investment Trust (5)
(iv)	Quasar Distributors, LLC (6)
(q)	Power of Attorney
(i)	DeWitt Bowman (7)
(ii)	J. Michael Gaffney (8)
(iii)	Jeff Busby – filed herewith

(1)  Previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-81396) (the “Registration Statement”), filed on January 10, 1996, and incorporated herein by reference.

(2)  Previously filed with Post-Effective Amendment No. 3 to the Registration Statement, filed on February 7, 1996, and incorporated herein by reference.

(3)   Previously filed with Post-Effective Amendment No. 4 to the Registration Statement, filed on October 2, 1996, and incorporated herein by reference.

(4)  Previously filed with Post-Effective Amendment No. 10 to the Registration Statement, filed on March 1, 1999, and incorporated herein by reference.

(5)  Previously filed with Post-Effective Amendment No. 13 to the Registration Statement, filed on March 1, 2001, and incorporated herein by reference.

(6)  Previously filed with Post-Effective Amendment No. 15 to the Registration Statement, filed on March 1, 2002, and incorporated herein by reference.

(7)  Previously filed with Post-Effective Amendment No. 16 to the Registration Statement, filed on February 28, 2003, and incorporated herein by reference.

(8)  Previously filed with Post-Effective Amendment No. 18 to the Registration Statement, filed on December 30, 2004, and incorporated herein by reference.

(9)  Previously filed with Post-Effective Amendment No. 19 to the Registration Statement, filed on February 25, 2005, and incorporated herein by reference.

(10)  Previously filed with Post-Effective Amendment No. 20 to the Registration Statement, filed on July 18, 2005, and incorporated herein by reference.

(11)  Previously filed with Post-Effective Amendment No. 21 to the Registration Statement, filed on September 27, 2005, and incorporated herein by reference.

(12)  Previously filed with Post-Effective Amendment No. 23 to the Registration Statement filed on January 29, 2007, and incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.

The Registrant does not control, nor is it under common control with, any other person.

Item 25.  Indemnification.

Article VI of Registrant's By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES.  For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation  attorney's fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a)           in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct  was in  the Trust's best interests, and

(b)           in all other cases,  that his conduct was at least not opposed to the Trust's best interests, and

(c)           in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 3. ACTIONS BY THE TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a)           In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b)           In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless an only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c)           of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses  incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED  APPROVAL.  Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a)           A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b)           A written opinion by an independent legal counsel.

Section 7. ADVANCE OF  EXPENSES.  Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent  legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification.  Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS.  Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9.  LIMITATIONS.  No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a)           that it would be inconsistent with a provision of the Agreement and  Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b)           that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE.  Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such  indemnification by it is against public policy as expressed  in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

Brandes Investment Partners, L.P., 11988 El Camino Real, Suite 500, San Diego, California 92130, is the investment advisor of the Registrant.  For information as to the business, profession, vocation or employment of a substantial nature of Brandes Investment Partners, L.P. and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Brandes Investment Partners, L.P. (File No. 801-24896), which is incorporated herein by reference.

Item 27.   Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Kensington Funds
AIP Alternative Strategies Funds	Keystone Mutual Funds
AIP Variable Insurance Trust	Kiewit Investment Fund, LLLP
Allied Asset Advisors Funds	Kirr Marbach Partners Funds Inc
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	M.D. Sass Tax Advantaged Bond Strategy Trust
Alpine Series Trust	Masters Select Fund Trust
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Fund, Inc.
Brazos Mutual Funds	Monetta Trust
Bridges Investment Fund, Inc.	MP63 Fund Inc.
Buffalo Balanced Fund Inc.	Nicholas Equity Income Fund Inc.
Buffalo Funds	Nicholas Family of Funds Inc.
Buffalo High Yield Fund Inc.	Nicholas Fund, Inc.
Buffalo Large Cap Fund Inc.	Nicholas High Income Fund, Inc.
Buffalo Small Cap Fund Inc.	Nicholas II, Inc.
Buffalo USA Global Fund Inc.	Nicholas Ltd Edition, Inc.
Country Mutual Funds Trust	Nicholas Money Market Fund, Inc.
Cullen Funds Trust	Permanent Portfolio Family of Funds Inc.
Everest Funds	Perritt Funds Inc.
Fairholme Funds Inc.	Perritt Microcap Opportunities Fund Inc.
FFTW Funds, Inc.	PRIMECAP Odyssey Funds
First American Funds Inc.	Professionally Managed Portfolios
First American Investment Funds Inc.	Prospector Funds, Inc.
First American Strategy Funds Inc.	Prudent Bear Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund Inc.	Rockland Funds Trust
Guinness Atkinson Funds	Summit Mutual Funds Inc.
Harding Loevner Funds Inc.	Thompson Plumb Funds Inc.
Hennessy Funds Trust	TIFF Investment Program Inc.
Hennessy Funds, Inc.	Trust for Professional Managers
Hennessy Mutual Funds, Inc.	Underlying Funds Trust
Hotchkis & Wiley Funds	USA Mutuals
Intrepid Capital Management Funds Trust	Wexford Trust
Jacob Internet Fund Inc.	Wisconsin Capital Funds, Inc.
Jensen Portfolio	WY Funds
Julius Baer Investment Funds

(b)           The directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Andrew Strnad	Secretary	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

Item 28. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's Administrator and custodian, as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 11988 El Camino Real, Suite 500, San Diego, CA 92130; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be  maintained by the Administrator at 2020 East Financial Way, Suite 100, Glendora, CA 91741, and all other records will be maintained by the Custodian at 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego and State of California on the 9th day of November, 2007.

BRANDES INVESTMENT TRUST

By:
/s/ Debra McGinty-Poteet
Debra McGinty-Poteet
President

This Amendment to the Registration Statement on Form N-1A of Brandes Investment Trust has been signed below by the following persons in the capacities indicated on November 9, 2007.

/s/ Debra McGinty-Poteet Debra McGinty-Poteet	President, Trustee	November 9, 2007

DeWitt F. Bowman*	Trustee	November 9, 2007
DeWitt F. Bowman

J. Michael Gaffney* J. Michael Gaffney	Trustee	November 9, 2007

Karin B. Bonding	Trustee	November __, 2007

Jeff Busby* Jeff Busby	Trustee	November 9, 2007

/s/ Gary Iwamura Gary Iwamura	Treasurer (Principal Financial and Accounting Officer)	November 9, 2007

* /s/ Debra McGinty-Poteet
By: Debra McGinty-Poteet
       Attorney-in-fact as per Power of Attorney filed February 28, 2003, December 30, 2004 and November 9, 2007.

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

99(d)(v)
Form of Second Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P., relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund

99(d)(vi)	Form of Expense Limitation and Reimbursement Agreement relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund

99(h)(v)	Shareholder Services Plan

99(i)(iii)	Opinion and consent of counsel relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund

99(m)	Form of 12b-1 Plan

99(n)	Form of Rule 18f-3 Multiple Class Plan relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund

99(q)(iii)	Power of Attorney – Jeff Busby